UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported) July 7, 2003.


OLYMPIC RESOURCES LTD.
(Exact name of registrant as specified
in its chapter)


Wyoming
(State or other
jurisdiction
of incorporation
0-30598
(Commission
File Number)
N/A
(IRS Employer
Identification
No.)

525 - 999 W. Hastings Street,
Vancouver,
B.C., Canada
(Address of principal executive
offices)
V6C 2W2
(Zip Code)


Registrant's telephone number,
including area code   (604) 689-1810


N/A
(Former name or former address, if
changed since last report)





Items 1 through 4, 6 and 8 not
applicable.

ITEM 5.  OTHER EVENTS


FOR IMMEDIATE RELEASE:		July 8,
2003

Vancouver, Canada

OLYMPIC EXECUTES DEFINITIVE AGREEMENT
TO COMBINE WITH WHITTIER ENERGY
COMPANY.

Olympic Resources Ltd. ("Olympic")
(OTCBB: OLYR) today announced that it
has entered into a definitive agreement
with Whittier Energy Company
("Whittier"), a privately held oil and
gas company with operations in Texas
and Louisiana, providing that Whittier
will merge with a newly formed, wholly
owned subsidiary of Olympic. According
to the definitive agreement, Whittier's
shareholders will receive 793.93142
shares of Olympic's common stock and 1
share of Olympic's convertible
preferred stock in exchange for each of
Whittier's 100,000 shares of
outstanding common stock. Olympic's
preferred stock will be automatically
convertible into 60 shares of common
stock upon the availability of
6,000,000 additional authorized and
unissued shares of common stock
necessary to effect the conversion.
Whittier's shareholders will own
approximately 85% of the outstanding
common stock of the combined entity,
after giving effect to the conversion
of the preferred stock.

The closing of the transaction is
contingent upon the approval of
Whittier's shareholders and delivery of
a favorable opinion from an independent
investment banking firm regarding the
fairness of the transaction to
Olympic's shareholders, as well as
other customary conditions.  It is
anticipated that this transaction will
close on or before August 29, 2003. It
is also expected that subsequent to the
transaction, Olympic will change its
name to Whittier Energy Corporation and
the corporate headquarters will be re-
located to Houston, Texas.

Daryl Pollock, Olympic's CEO said, "The
anticipated merger between Olympic and
Whittier provides a truly outstanding
opportunity for Olympic and its
shareholders by significantly
increasing our status and position in
the oil and gas industry. The
transaction will allow the newly
combined entity to aggressively pursue
a long-term strategy of balanced growth
through the acquisition and
exploitation of select energy projects
and will establish a solid foundation
to take Olympic to the next level."

Bryce Rhodes, Whittier's Vice President
said, "We are excited about this
transaction and believe it is a
critical step in Whittier's strategy to
enhance shareholder value. It provides
us with important tools necessary to
continue growing the company through
acquisitions and focused exploration."

Olympic Resources Ltd. is an
independent oil and gas exploration and
production company headquartered in
Vancouver, Canada, with non-operated
interests in the United States,
primarily in California.

Whittier Energy Company is a privately
held independent oil and gas
exploration and production company
headquartered in Carlsbad, California,
with operations in Texas and Louisiana.
Whittier also holds non-operated
interests in approximately 10 fields
located in the Gulf Coast, Wyoming and
California.

Forward-Looking Statements:  The
information contained in this press
release may contain projections,
estimates and other forward-looking
statements within the meaning of
Section 27A of the Securities Act of
1933 and Section 21E of the Securities
Exchange Act of 1934, as amended. Any
such projections or statements reflect
Olympic's current views with respect to
future events and financial
performance. Although Olympic believes
that its expectations are based on
reasonable assumptions, no assurances
can be given that these events will
occur or that such projections will be
achieved, and actual results could
differ materially from those projected.
A discussion of important factors that
could cause actual results to differ
materially from those projected is
included in Olympic's periodic reports
filed with the Securities and Exchange
Commission.

OLYMPIC RESOURCES LTD.

Daryl Pollock,
President

WARNING:  The Company relies on
litigation protection for "forward
looking" statements.  Actual results
could differ materially from those
described in the news release as a
result of numerous factors, some of
which are outside the control of the
Company.